UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30,  2018

PC CONNECTION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0‑23827	02‑0513618
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

730 Milford Road Merrimack, New Hampshire	03054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  603‑683‑2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30,  2018,  PC Connection, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”),  at which a quorum was present in person or by proxy.

At the Annual Meeting, the Company’s  stockholders approved an amendment to the Company’s Amended and Restated 1997 Employee Stock Purchase Plan, as amended (the “1997 Plan”), which increased the number of shares of common stock that may be issued under the 1997 Plan from 1,137,500 to 1,162,500 shares, representing an increase of 25,000 shares. The amendment to the 1997 Plan had previously been adopted by the Company’s Board of Directors.

The 1997 Plan provides eligible employees the option to purchase our stock through payroll deductions.  A summary of the 1997 Plan was provided  in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on April 12,  2018 under the heading “Proposal Two – Approval of Amendment to Amended and Restated 1997 Stock Purchase Plan, as amended.”  A copy of the 1997 Plan, including all amendments, is attached as Exhibit 99.1 to this Current Report on Form 8‑K and is incorporated herein by reference

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following is a brief description and vote count of all items voted on at the Annual Meeting:

(1)	The election of six directors to serve until the 2019 Annual Meeting of Stockholders;
(2)	The amendment of the 1997 Plan to increase the number of shares of common stock that may be issued thereunder from 1,137,500 to 1,162,500 shares, representing an increase of 25,000 shares; and
(3)	The ratification of the selection by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2018.

The proposals were approved by the following votes:

Proposal #1:	For	Withheld	Broker Non-Vote
Election of Patricia Gallup	21,149,492	4,222,932	999,930
Election of David Hall	21,173,259	4,199,165	999,930
Election of Joseph Baute	25,121,370	251,054	999,930
Election of David Beffa-Negrini	21,142,687	4,229,737	999,930
Election of Barbara Duckett	25,193,021	179,403	999,930
Election of Jack Ferguson	24,898,219	474,205	999,930

Proposal #2:	For	Against	Abstain	Broker Non-Vote
Amendment of the Amended and Restated 1997 Plan, as amended, to increase the number of shares of common stock that may be issued thereunder from 1,137,500 to 1,162,500 shares, representing an increase of 25,000 shares;	25,348,938	15,386	8,099	999,931

Proposal #3:	For	Against	Abstain	Broker Non-Vote
Ratification of the selection by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2018.	26,146,917	215,379	10,058	—

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

	99.1	Amended and Restated 1997 Employee Stock Purchase Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PC Connection, Inc.
Date: May 31, 2018	By:	/s/ STEPHEN P. SARNO
Stephen P. Sarno Senior Vice President, Chief Financial Officer & Treasurer